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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 8, 2002



                              FLORSHEIM GROUP INC.
             (Exact name of registrant as specified in its charter)


                   DELAWARE                                    36-3520923
       (State or other jurisdiction of                      (I.R.S. Employer
        incorporation or organization)                     Identification No.)


 200 NORTH LASALLE STREET, CHICAGO, ILLINOIS                    60601-1014
  (Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number, including area code (312) 458-2500



                                 Not Applicable
              -----------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)



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ITEM 5.    OTHER EVENTS

On February 8, 2002, Florsheim Group Inc. issued a press release announcing that the Company's securities will be delisted from the Nasdaq Small Cap Market at the opening of business on February 12, 2002.

The press release announcing the above is attached as an exhibit hereto.

ITEM 7.    EXHIBITS

  (c)  Exhibits

99.1   Press release issued by Florsheim Group Inc. on February 8, 2002.



                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              FLORSHEIM GROUP INC.


                                              By: /s/ F. Terrence Blanchard
                                              -----------------------------
                                              F. Terrence Blanchard
                                              Vice President, Finance


February 12, 2002